UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2015

Eclipse Resources Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36511	46-4812998
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2121 Old Gatesburg Road, Suite 110 State College, Pennsylvania	16803
(Address of principal executive offices)	(Zip Code)

(814) 308-9754

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Eclipse Resources Corporation 2014 Long-Term Incentive Plan (the “Plan”), Eclipse Resources Corporation (the “Company”) may grant from time to time, among other things, restricted stock units and performance units to employees, consultants and directors the Company.

Attached hereto as Exhibit 10.1 is the form of restricted stock unit award agreement for employees to be used in connection with the Plan, which is incorporated herein by reference. Attached hereto as Exhibit 10.2 is the form of performance unit award agreement for employees to be used in connection with the Plan, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Form of Restricted Stock Unit Award Agreement for Employees

10.2	Form of Performance Unit Award Agreement for Employees

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECLIPSE RESOURCES CORPORATION

	By:	/s/ Christopher K. Hulburt
	Name:	Christopher K. Hulburt
	Title:	Executive Vice President, Secretary and General Counsel

Date: February 25, 2015

Index to Exhibits

Exhibit Number	Description

10.1	Form of Restricted Stock Unit Award Agreement for Employees

10.2	Form of Performance Unit Award Agreement for Employees